UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2025

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

(1)

On January 3, 2025, The Real Good Food Company, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel has determined to delist the common stock of the Company from Nasdaq. Trading in the Company’s common stock, par value $0.0001 per share, was suspended effective January 6, 2025.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2025, the Company appointed Niki Gwaltney Rutter as the Company’s CFO, effective February 10, 2025. Ms. Rutter, age 47, is an experienced finance executive with over 20 years of experience in both the food manufacturing and packaged goods industry. She most recently served as Vice President of Accounting for Mountaire Farms from September 2020 through January 2025, after working as Vice President of Finance for Purdue from October 2016 through September 2020. Prior to that, Ms. Rutter served in various capacities in accounting and finance with Smithfield Farmland from November 2003 through. September 2016. Ms. Rutter holds a B.A. in Business Administration and Management from Salem College, and an MBA in accounting and business management from William & Mary University.

The terms of Ms. Rutter’s employment agreement provides for a base salary of $450,000 per year and allows for a performance bonus of up to 100% of Ms. Rutter’s annual salary subject to achieving certain performance targets. Additionally, per the terms of the agreement, Ms. Rutter will receive a sign-on bonus of $100,000, to be paid in equal installments over a 12 month period from the date of hire. All other terms of the agreement are consistent with those offered to each of the Company’s full-time employees.

There is no arrangement or understanding between Ms. Rutter and any other person pursuant to which she was selected as Chief Financial Officer, and there are no family relationships between her and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There are no transactions involving Ms. Rutter to be reported pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.4	Executive Employment Agreement by and between The Real Good Food Company, Inc. and Niki Gwaltney Rutter, dated January 26, 2025.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: January 30, 2025	By:	/s/ Tim Zimmer
Tim Zimmer
Chief Executive Officer